Vessel Sales, Asset Impairments and Provisions	12 Months Ended
Dec. 31, 2013
Property Plant And Equipment [Abstract]
Vessel Sales, Asset Impairments and Provisions
18.	Vessel Sales, Asset Impairments and Provisions

a) Vessel Sales

During 2013, the Company sold a 1992-built shuttle tanker, a 1992-built conventional tanker, two 1995-built conventional tankers and a 1998-built conventional tanker that were part of the Company’s shuttle tanker and conventional tanker segments. The Company realized a net gain of $0.7 million from the sale of these vessels. Three of these vessels were classified as held for sale on the consolidated balance sheet as at December 31, 2012, with their net book values written down to their sale proceeds net of cash outlays to complete the sales. All of the vessels were older vessels that the Company disposed of in the ordinary course of business. During 2013, the Company sold sub-sea equipment from the Petrojarl I FPSO unit that is part of the Company’s FPSO segment. The Company realized a gain of $1.3 million from the sale of the equipment.

During 2012, the Company sold two shuttle tankers and three conventional tankers, resulting in a loss on sale of $1.1 million (shuttle tanker segment) and $5.9 million (conventional tanker segment). In addition, the Company sold its joint venture interest in the Ikdam FPSO unit and realized a gain of $10.8 million, which has been recorded in equity income (loss) on the Company’s consolidated statements of income (loss) for the year ended December 31, 2012. During 2011, the Company sold one FSO unit and one conventional tanker, resulting in a loss on sale of $0.2 million (shuttle tanker and FSO segment).

b) Asset Impairments and Provisions

During December 2013, the Company commenced a process to dispose of four vessel owning companies (or LLCs), each of which owns one 2009-built Suezmax tanker, through the sale to a new entity. This new entity, Tanker Investments Ltd. (or TIL), was ultimately incorporated on January 10, 2014. On January 23, 2014, TIL completed a $250 million equity private placement which Teekay Tankers and Teekay co-invested $25 million each for a combined 20% ownership interest in the new company. Concurrent with this equity private placement, Teekay entered into an agreement to sell the four Suezmax tankers to TIL for $163.2 million plus working capital less outstanding debt of the LLCs on closing, which occurred on February 28, 2014. The Company has presented the assets and liabilities of the LLCs as assets held for sale and liabilities held for sale on the Company’s December 31, 2013 balance sheet as follows:

$
Assets Held for Sale
Accounts receivable	11,179
Prepaid expenses	1,220
Vessels and equipment	163,200
Other long-term assets	648

Total assets	176,247

Liabilities Associated with Assets Held for Sale
Accounts payable	37
Accrued liabilities	3,362
Current portion of long-term debt (note 8)	11,698
Long-term debt (note 8)	152,910

Total liabilities	168,007

The Company wrote down the four Suezmax tankers to their estimated fair value of $163.2 million, which consists of their sale price, resulting in the recognition of an asset impairment of $90.8 million in the Company’s consolidated statement of income (loss) for the year ended December 31, 2013. The vessels were part of the Company’s conventional tanker segment.

In 2013, the carrying value of six of the Company’s 1990s-built shuttle tankers were written down to their estimated fair values, using an appraised value. The Company’s consolidated statement of income (loss) for the year ended December 31, 2013, includes a $76.8 million write-down related to these six vessels, of which $56.5 million relates to four shuttle tankers which Teekay Offshore owns through subsidiaries with ownership interests ranging from 50% to 67%. During the third quarter of 2013, four of these six shuttle tankers were written down as the result of the re-contracting of one of the vessels at lower rates than expected during the third quarter of 2013, the cancellation of a short-term contract which occurred in September 2013 and a change in expectations for the contract renewal for two of the shuttle tankers. In the fourth quarter of 2013, the remaining two of the six shuttle tankers were written down due to a cancellation in their contract renewal. The $76.8 million write-down is included within the Company’s shuttle tanker segment.

During 2013, the Company increased the net carrying amount of the investments in term loans, which includes accrued interest income, by $1.9 million as the estimated future cash flows, which primarily reflects the estimated value of the underlying collateral, increased during 2013. The investments in term loans are part of the Company’s conventional tanker segment. The net carrying amount of the loans consists of the present value of estimated future cash flows at December 31, 2013, and will be adjusted each subsequent reporting period to reflect any changes in the present value of estimated future cash flows (see Note 4). However, as at December 31, 2013, $11.2 million of interest receivable under the term loans, including default interest, was not recorded in respect of its investments in the three term loans based on the Company’s estimates of amounts receivable from its collateral.

During 2013, the Company recorded a $2.6 million of loss provision relating to a receivable for an FPSO front-end engineering and design study which was completed during the year.

In 2012, 19 conventional tankers were written down to their estimated fair value using an appraised value, resulting in a total write down of $405.3 million within the conventional tanker segment. The appraised values were determined based on second-hand sale and purchase market data. This write-down includes ten Suezmax tankers ($335.0 million), seven Aframax tankers ($66.0 million), and two other conventional tankers ($4.3 million). When comparing seven of the ten Suezmax tankers to each other and when comparing four of the seven Aframax tankers to each other, the vessels have a similar age, had a similar carrying value before the impairment and a similar estimated fair value, and are all being employed in the spot market or on short term time-charters. The total write down of $405.3 million includes $350.2 million from these eleven vessels. The primary factors that occurred in during the fourth quarter of 2012 that caused the write downs were the effects on our estimated future cash flows from negative changes in the outlook for the crude tanker market, delays in the recovery of the crude tanker market as well as the expected discrimination impact from more fuel efficient vessels being constructed. One of the seven Aframax tankers was held for sale at December 31, 2012 and was subsequently sold in January 2013.

In 2012, four older shuttle tankers and one FSO unit were written down to their estimated fair value, resulting in a total write down of $28.8 million within the shuttle tanker and FSO segment. The write-downs were the result of the Company entering into agreements in the fourth quarter of 2012 to sell two shuttle tankers and a change in the operating plans for the remaining vessels. Excluding one shuttle tanker, the estimated fair value for all five vessels was determined using an appraised value, based on second hand sale and purchase market data. The estimated fair value for the remaining vessel was determined using a discounted cash flow approach. Such a technique used estimates of future operating life (2.2 years based on the estimated remaining trading life of this vessel), future revenues ($37.2 million based on field production forecasts and the availability of contracts of affreightment suitable for the vessel), operating and dry-dock expenditures ($20.5 million), a residual value ($6.5 million based on the vessel’s light weight tonnage and the price of steel), and a discount rate (7.9%) that approximates the weighted average cost of capital of a market participant.

In 2011, eight older conventional tankers were written down to their estimated fair value using an appraised value, resulting in a total write down of $112.1 million within the conventional tanker segment. The write downs were the result of a change in the operating plans for certain vessels, escalating dry dock costs, a general decline in the future outlook for shipping and the global economy combined with delayed optimism on when economic recovery may occur.

In 2011, three older shuttle tankers and one FSO unit were written down to their estimated fair value using an appraised value, resulting in a total write down of $43.2 million within the shuttle tanker and FSO segment. The write downs were the result of the age of the vessels, the requirements of operating in the North Sea and Brazil, a change in the operating plans for certain vessels, and escalating dry dock costs.

During the year ended December 31, 2011, the Company incurred a $19.4 million write-down of its investment in Petrotrans Holdings Ltd. (or PTH), a 50% joint venture which provides ship-to-ship lightering services. The write-down was recorded in equity income (loss) on the Company’s consolidated statements of income (loss) for the year ended December 31, 2011. The Company’s investment in PTH is part of the Company’s conventional tanker segment and was written down to its estimated fair value, which is based upon the estimated liquidation values of the underlying net assets of PTH. The recognition of this write-down was driven by the continuing weak tanker market.

See Note 2—Segment Reporting for the total write down of vessels by segment for 2013, 2012 and 2011.